UBS Global Oil & Gas Conference May 23rd – 24th, 2012

2 Forward-looking Statements This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,” “goal” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the Company operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company’s future financial performance, including availability, terms and deployment of capital; the continued availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10- K for the fiscal year ended December 31, 2011. Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward-looking statements.

Overview Ticker Symbol: PDC Market Cap: $448.9 million (May 18th , 2012) Stock price: $7.29 (May 18th , 2012) Average 3-month daily trading volume: 721,763 shares Public float: Approximately 61.7 million shares Employees: 3,400 Headquarters: San Antonio, Texas Website: www.pioneerdrlg.com 3

Pioneer Drilling Company 4 62 Drilling Rigs in 7 Locations  Approximately 9th largest contract driller 98 Well Service Rigs operating in 12 Locations  Approximately 7th largest well service provider 112 Wireline Units in 24 Locations  95 cased hole  17 open hole 10 Coiled Tubing Units in 5 Locations  Approximately 15th largest coiled tubing provider  7 Onshore Units, 3 Offshore Units

5 Leading Service Provider Across Well Life Cycle Diversified Business and Geography Mix

Investment Considerations  Pioneer offers a diversified suite of services that include drilling the bore hole, completing, and ultimately establishing and maintaining a well on production  47% revenue growth in 2011 and 40% revenue growth projected for 2012  Bifurcated land rig market providing improved opportunity for our high- end mechanical rigs  Top-tier safety opening doors to increasing number of top-tier clients 6

Stable, Balanced Earnings TTM Mar 31st , 2012 42% 58% Drilling Services Production Services Total Revenue: $795 million 49% 51% Drilling Services Production Services Total Margin: $297 million Q1 2012 46% 54% Drilling Services Production Services Total Revenue: $232 million 52% 48% Drilling Services Production Services Total Margin: $90 million

40 52 61 66 70 71 71 64 69 2004 2005 2006 2007 2008 2009 2010 2011 2012E Steady, High ROI, Organic Unit Growth 8 Land Drilling Rig Count Note: Rig counts for 2004, 2005 and 2006 represent fiscal years ended March 31, 2004, 2005 and 2006 while 2007, 2008 and 2009 represent fiscal years ended December 31, 2007, 2008 and 2009. (1) Figure reflects the retirement of seven rigs effective on September 30, 2011, two rigs retired effective March 31, 2012, and the projected addition of seven of ten new-builds. (1) 59 63 84 105 119 2008 2009 2010 2011 2012E 74 74 74 89 108 2008 2009 2010 2011 2012E 3 6 0 13 2009 2010 2 11 2012E Coiled Tubing Unit Count Wireline Unit Count Well Services Rig Count  Continued organic growth opportunities in core businesses  Signed multi-year term contracts for 10 new-build drilling rigs  Adding 19 well service rigs, 14 wireline units, and 3 coiled tubing units in 2012

U.S. Land Rig Activity 1 9  Over 60% of wells drilled in 2011 were vertical or directional under 11,000’ deep  Vertical wells will not be drilled with 1,500HP A/C topdrive rigs  Demand for high-end mechanical rigs will be robust for years to come Wells Drilled Rig Count Source: Spears and Associates, March 2012 0 500 1,000 1,500 2,000 2,500 Horizontal Vertical/Directional Source: Spears and Associates, March 2012 0 10,000 20,000 30,000 40,000 50,000 60,000 Horizontal Vertical

10 Top-Tier Safety  Pioneer Drilling Services was the safest among the 15 largest land contract drillers in the United States for 2011 as reported through the IADC  Awarded 1st place in Division IV of the 2011 Association of Energy Service Contractors (AESC) Annual Safety Awards Pioneer Total Recordable Incident Rate Drilling Contractors – US Land Top 15 Busiest Contractors by Man-hours in 2011 Source: IADC Incident Statistics Program

11 Well Services  One of the youngest and highest average horsepower fleets in the industry  Highest utilization rate of top-tier well service providers  Highest hourly rate of top-tier well service providers

Well Services 12 Fleet Overview Well Service Locations 24% 2% Williston Bryan Palestine Longview El Campo Liberty Lafayette Laurel Snyder  Provides a wide range of well services to exploration and production companies  Existing well maintenance  Workover of existing wells  Completion of newly-drilled wells  Plugging and abandonment of wells at the end of their useful lives  Established in the Bakken, Eagle Ford, Permian, Fayetteville, Haynesville and Tuscaloosa Marine Shale  Approximately 76% of the fleet working on oil and liquid-rich wells 54% Alice Kenedy Greenbrier 19%

Wireline 13  Leading market share position in a number of key geographic markets  Very high growth business: 33% unit growth in 2010, 25% in 2011 and 13% projected in 2012  Majority of revenue derived from cased-hole operations that include perforating, logging, and pipe recovery  Established in the Bakken, Eagle Ford, Niobrara, Mississippian, Haynesville, and Tuscaloosa Marine Shale Fleet Overview Wireline Locations Williston Dickinson Cut Bank Billings Havre Tyler Bossier City Broussard Graham Roosevelt Pratt Liberal Hays Casper Ft. Morgan Brighton Wray Laredo Laurel Victoria Enid Houma Alice Houston

14 Coiled Tubing  Significant player in the offshore coiled tubing market  Young fleet with all ten units placed into service since 2009  Established in the Eagle Ford, Haynesville, Granite Wash, Marcellus and offshore Gulf of Mexico

Coiled Tubing 15 Fleet Profile Coiled Tubing Locations Danville Weatherford George West Maurice Arcadia  Provides a broad range of production and completion services  Completion applications include frac plug drillouts, tubing conveyed perforating (TCP) and well cleanouts  Servicing wells up to a total depth of 19,000’ with 2” coil  Six units utilize large-diameter 2” coiled tubing, four units operate 1.25” – 1.50” coiled tubing

16 Drilling Services

High Quality Drilling Fleet, Focused on Unconventional Plays 17 Drilling Locations 15 rigs South Texas 3 rigs East Texas 9 rigs North Dakota 20 rigs West Texas 5 rigs Utah 2 rigs Appalachia 8 rigs Colombia

18 Pioneer Drilling Facts  Pioneer received an award from Ecopetrol as having the top two performing rigs out of approximately 140 rigs in Colombia for 2011  Strong contract backlog in land drilling segment  79% of working rigs backed by term contracts Private 18% 0% Small-Cap 5% Mid-Cap 11% Large-Cap 50% Mega-Cap 16% Small Cap <$2B Mid Cap $2 - $5B Large Cap $5 -$50B Mega Cap >$50B  77% of clients mid to mega-cap publicly traded companies  Majority of assets targeting oil-driven opportunities  Approximately 88% of our working drilling rigs and 81% of our production services assets are operating on wells that are targeting or producing oil and liquids-rich plays

54% 46% 1% 14% 50% 35% 19 Pioneer Rig Class Comparison High-End Mechanical Topdrive High-End Mechanical Electric 2012/2013 New-Build Deliveries Drawworks 750-1,200HP 1,000-1,300HP 1,000-1,500HP 1,000-1,500HP Topdrive --- 250-500 Ton AC 250-500 Ton AC 500 Ton AC Mud Pumps 1,000-1,300HP 1,000-1,600HP 1,300-1,600HP 1,600-2,000HP Rounded-Bottom Mud Tanks 78% 80% 93% 100% Iron Roughneck 57% 100% 90% 100% Number of Rigs 23 10 29 10 % of Fleet* 32% 14% 40% 14% Utilization 87% 100% 90% 100% *Percentages based on 72 rig fleet, “Electric” includes two 750HP rigs; “High-End Mechanical” includes one 550HP rig; Utilization as of 5/8/12 Q1 2012 earnings conference call; Four lowest HP rigs have 800HP mud pumps Projected Rig Fleet Mix** Electric Mechanical 750-900 HP 1,000-1,400 HP 1,500-2,000 HP <750 HP **Based on 72 rig fleet

0% 20% 40% 60% 80% 100% Pioneer Helmerich & Payne Patterson-UTI Nabors Precision (U.S.) 20 Strong Utilization Through the Cycles Source: Helmerich & Payne, Patterson-UTI, & Precision Drilling data consists of U.S. domestic utilization rates derived from Form 10-K, Form 10-Q reports, & press releases. Nabors utilization rates obtained from public documents and industry analysts. Helmerich & Payne Q3 2010 only estimated based on analyst reports. Pioneer Drilling utilization rates include Colombian operations beginning Q3 2007. (1) PDC utilization as of May 8th, 2011; figure reflects the retirement of seven rigs effective on September 30, 2011 and two rigs effective March 31, 2012..  Averaged over 80% utilization through cycles since 2001, comparing favorably to peers  Current utilization of 90%(1) Comparable Utilization Rates

21 Modern, Efficient Drilling Fleet  37 rigs with top drives (60% of fleet)  16 walking/skidding systems on rigs  36 pairs of 1,300/1,600 HP mud pumps  79% of rigs have iron roughnecks  47% of rigs are electric  85% of rigs have rounded bottom mud tanks 50 Series Rig

New-Build Features 22  State-of-the-art 550K and 750K sub & mast AC new- builds  Integrated 500 ton topdrives in mast section for faster rig up and rig down  Crane free rig up / rig down design  30 loads on base rig for fast moves  BOP handling systems  Automatic catwalk  1,600 HP and 2,000 HP mud pumps  Ability to drill multi-well single-row pads and walk easily between wells with above ground heads

New-Build Pad Drilling Capability 23  Pin On Walking System  Can walk in either direction or spin the rig  Can walk with full set back of drill pipes in mast  Amphion AC Control Systems  Latest features in rig control software  Climatized driller’s cabin  Joystick control

New-Build Advanced Electrical System 24 Festoon System to Manage Electrical Supply to Substructure

25 Financials

26 $176 $145 $215 $75 $103 $191 $280 $0 $50 $100 $150 $200 $250 $300 2006 2007 2008 2009 2010 2011 Q1 2012 Ann. Strong Revenue and Adjusted EBITDA Growth Revenue ($ millions) Adjusted EBITDA ($ millions) $396 $417 $611 $326 $487 $716 $928 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2006 2007 2008 2009 2010 2011 Q1 2012 Ann. Note: Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year and trailing twelve months information derived from 10K and 10Q filings. Please refer to Reconciliation of Adjusted EBITDA to Net Income on slide 27.

27 Contribution by Segment Note: Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year and trailing twelve months information derived from 10K and 10Q filings. 25% 32% 36% 39% 46% 75% 68% 64% 61% 54% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2008 2009 2010 2011 Q1 2012 % o f T ot al R ev en ue Production Services Drilling Revenue Gross Margin 28% 34% 45% 45% 52% 72% 66% 55% 55% 48% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2008 2009 2010 2011 Q1 2012 % o f T o ta l M a rg in Production Servi Drilling

Strong Liquidity and Capital Structure 28 Capitalization (As of March 31st , 2012) March 31st , 2012 ($ in millions) Actual Cash $ 21.4 Revolving Credit Facility 0.0 Sr. Unsecured Notes(1) 418.0 Other 1.2 Total Debt $ 419.2 Stockholders' Equity 526.5 Total Capitalization $ 945.7 Liquidity(2) 262.4 Debt /LTM EBITDA(3) 1.9x Debt /Total Book Capitalization 44.3% (1) Reflects $250MM principal amount of initial notes net of $8.9MM unamortized discount as well as $175MM principal amount of new notes plus $1.6MM of unamortized bond premium. (2) Defined as remaining credit facility capacity plus cash less LCs outstanding. (3) Total consolidated leverage ratio as reported in Form 10-Q for Q1 2012.

29 Appendix

Reconciliation of Adjusted EBITDA to Net Income

We define Adjusted EBITDA as earnings (loss) before interest income (expense), taxes, depreciation, amortization, impairments, and the Colombian Net Equity Tax. Although not prescribed under GAAP, we believe the presentation of Adjusted EBITDA is relevant and useful because it helps our investors understand our operating performance and makes it easier to compare our results with those of other companies that have different financing, capital or tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net earnings (loss) as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. A reconciliation of net earnings (loss) to Adjusted EBITDA is included in the table below. Adjusted EBITDA, as we calculate it, may not be comparable to EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use.

($ in millions)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	TTM
Adjusted EBITDA	45.1	51.6	55.5	70.1	222.3
Colombian Net Equity Tax	-	-	-	-	-
Depreciation & Amortization	(32.4)	(33.0)	(35.2)	(38.4)	(138.9)
Net Interest	(8.0)	(6.1)	(8.1)	(9.6)	(31.7)
Impairment Expense	-	(0.5)	-	(1.0)	(1.5)
Income Tax (Expense) Benefit	(1.0)	(5.3)	(5.5)	(7.0)	(18.7)
Net Income (Loss)	3.7	6.7	6.8	14.2	31.4

	Year-Ending December 31,				
($ in millions)	2007	2008	2009	2010	2011
Adjusted EBITDA	144.6	214.8	74.9	103.2	191.2
Colombian Net Equity Tax	-	-	-	-	(7.3)
Depreciation & Amortization	(63.6)	(88.1)	(106.2)	(120.8)	(132.8)
Net Interest	3.3	(11.8)	(8.9)	(26.6)	(29.7)
Impairment Expense	-	(171.5)	-	(3.3)	(0.5)
Income Tax (Expense) Benefit	(27.4)	(6.1)	17.0	14.3	(9.7)
Net Income (Loss)	56.9	(62.7)	(23.2)	(33.3)	11.2

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PIONEER DRILLING COMPANY

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